Exhibit 99.1

TRANSFORMING DRUG DELIVERY LEVERAGING A NOVEL TECHNOLOGY PLATFORM (NASDAQ: OCUL) ANTONY MATTESSICH, CHIEF EXECUTIVE OFFICER January 2021

FORWARD LOOKING STATEMENTS 2 Any statements in this presentation about future expectations, plans, and prospects for the Company, including the commercialization of DEXTENZA®, ReSure ® Sealant, or any of the Company’s product candidates ; the commercial launch of, and effectiveness of reimbursement codes for DEXTENZA, the conduct of post - approval studies of DEXTENZA, the development and regulatory status of the Company’s product candidates, such as the Company’s development of and prospects for approvability of DEXTENZA for additional indications including allergic conjunctivitis, OTX - DED for the short - term treatment of the signs and symptoms of dry eye disease, OTX - CSI for the chronic treatment of dry eye disease, OTX - TIC for the treatment of primary open - angle glaucoma or ocular hypertension, OTX - TKI for the treatment of retinal diseases including wet AMD, and OTX - AFS as an extended - delivery formulation of the VEGF trap aflibercept for the treatment of retinal diseases including wet AMD ; the ongoing development of the Company’s extended - delivery hydrogel depot technology ; the size of potential markets for our product candidates ; the potential utility of any of the Company’s product candidates ; the potential benefits and future operation of the collaboration with Regeneron Pharmaceuticals, including any potential future payments thereunder ; projected net product revenue, unit sales and other financial and operational metrics of DEXTENZA ; the expected impact of the COVID - 19 pandemic on the Company and its operations ; the sufficiency of the Company’s cash resources and other statements containing the words "anticipate," "believe," "estimate," "expect," "intend", "goal," "may", "might," "plan," "predict," "project," "target," "potential," "will," "would," "could," "should," "continue," and similar expressions, constitute forward - looking statements within the meaning of The Private Securities Litigation Reform Act of 1995 . Actual results may differ materially from those indicated by such forward - looking statements as a result of various important factors . Such forward - looking statements involve substantial risks and uncertainties that could cause the Company’s clinical development programs, future results, performance or achievements to differ significantly from those expressed or implied by the forward - looking statements . Such risks and uncertainties include, among others, the timing and costs involved in commercializing DEXTENZA, ReSure Sealant or any product candidate that receives regulatory approval, including the conduct of post - approval studies, the ability to retain regulatory approval of DEXTENZA, ReSure Sealant or any product candidate that receives regulatory approval, the ability to maintain reimbursement codes for DEXTENZA, the initiation, timing and conduct of clinical trials, availability of data from clinical trials and expectations for regulatory submissions and approvals, the Company’s scientific approach and general development progress, the availability or commercial potential of the Company’s product candidates, the Company’s ability to generate its projected net product revenue and unit sales on the timeline expected, if at all, the sufficiency of cash resources, the Company’s existing indebtedness, the ability of the Company’s creditors to accelerate the maturity of such indebtedness upon the occurrence of certain events of default, the outcome of the Company’s ongoing legal proceedings, the severity and duration of the COVID - 19 pandemic including its effect on the Company’s and relevant regulatory authorities’ operations, any additional financing needs or other actions and other factors discussed in the “Risk Factors” section contained in the Company’s quarterly and annual reports on file with the Securities and Exchange Commission . In addition, the forward - looking statements included in this presentation represent the Company’s views as of the date of this presentation . The Company anticipates that subsequent events and developments will cause the Company’s views to change . However, while the Company may elect to update these forward - looking statements at some point in the future, the Company specifically disclaims any obligation to do so except as required by law . These forward - looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this presentation .

TRANSFORMING DRUG DELIVERY WITH A NOVEL TECHNOLOGY PLATFORM 3

PIPELINE AT A GLANCE 4

TOTAL GLOBAL MARKETS

DEVELOPING PRODUCTS WITH THE POTENTIAL TO BECOME A STANDARD OF CARE FOR SELECT INDICATIONS IN SEVERAL OF THE LARGEST SEGMENTS IN OPHTHALMOLOGY

$13B[1]

RETINAL DISEASES

OTX-TKI
axitinib intravitreal implant

OTX-AFS*
aflibercept suprachoroidal injection

DURABILITY

$4.8B[2]

GLAUCOMA

OTX-TIC
travoprost intracameral implant

COMPLIANCE

$5.1B[3]

OCULAR SURFACE DISEASES†

OTX-CSI
cyclosporine intracanalicular insert

OTX-DED
dexamethasone insert for episodic dry eye disease

Dextenza®
(dexamethasone ophthalmic insert) 0.4mg for intracanalicular use allergic conjunctivitis

EFFICACY

$1B[4]

SURGICAL

Dextenza®
(dexamethasone ophthalmic insert) 0.4mg for intracanalicular use post-surgical inflammation & pain

HANDS-FREE

KEY UNMET NEED

These data reflect the total global market for the respective indications. Our market opportunity for such indications reflects a portion of this market.

* In collaboration with REGENERON; †Data shown here is only representative of Dry Eye and not other Ocular Surface Diseases

1. 2019 Retina Pharma Market Scope Report 2. 2019 Glaucoma Pharma Market Scope Report 3. 2019 Dry Eye Market Scope Report 4. Estimated using historical costs of topical eyedrops (not DEXTENZA) and the total addressable market based on the total US ocular surgical steroid market value 2019

5

Ocular Therapeutix™

OTX-TKI (AXITINIB INTRAVITREAL IMPLANT)

SUSTAINED RELEASE THERAPY FOR RETINAL DISEASES

ISSUES WITH EXISTING TREATMENTS

- Require injections every 4-8 weeks[1,2]
- May cause endophthalmitis, hemorrhage, damage to the lens or retinal detachment due to repeated injections[3]
- Cause discomfort, eye pain, decreased vision, increased photosensitivity, and floaters[3]

KEY PRODUCT ATTRIBUTES

- Targeting sustained release for 6 months or longer
- Broader anti-angiogenic profile (small molecule) than anti-VEGF alone
- Small fiber (25-27G needle) with minimal/no visual impact
- Preservative-free





ONGOING PHASE 1 CLINICAL TRIAL

- First (200µg) and second (400µg) cohorts fully enrolled
- Currently dosing third cohort (two arms: 600ug vs 400ug + anti-VEGF induction injection)
- To date, observed to have a generally favorable safety profile

1. EYLEA Full Prescribing information 2019 2. Lucentis full Prescribing information 2019 3. Bochot A, Fattal E. Liposomes for intravitreal drug delivery: a state of the art. *J Control Release*. 2012;161(2):628-634.

6

Ocular Therapeutix™

OTX - TKI PHASE 1 STUDY DESIGN • Open - label, dose - escalation, feasibility study • 5 sites in Australia • One eye treated per patient • Key Inclusion criteria: • Active primary subfoveal neovascularization (SFNV) secondary to AMD – previously treated or naïve subjects but with retinal fluid present OBJECTIVES • Safety, tolerability, and biological activity • Safety evaluations at all visits; mean change in central subfield thickness (CSFT) measured by SD - OCT, BCVA, and clinically - significant leakage on FA and/or OCT - A at 6 months 7 2 weeks prior to Screening EVALUATION VISITS Screening OTX - TKI (actively enrolling subjects)  DSMC V1 V 2 Day 3 V3 Month 9 V 12 Day 7 V4 Day 14 V5 Month 1 V6 Month 2 V7 Month 3 V8 Month 4.5 V9 Month 6 V10 Month 7.5 V11 Baseline Day 1 Cohort 1; 200 µg (n=6) Cohort 2; 400 µg (n=6) DSMC Cohort 3a; 600 µg (n=6) Cohort 3b; 400 µg + Anti - VEGF (n=6)

INDIVIDUAL CHANGE IN CENTRAL SUBFIELD THICKNESS OTX - TKI STUDY EYE – COHORT 2 8 *All BCVA and CSFT values compared to Baseline visit NOTE: Interim review, unmonitored data; Data cut on September 10 th , 2020 (Cohorts 1 & 2 only) Denotes administration of rescue therapy *All CSFT values compared to Baseline visit -350 -250 -150 -50 50 150 250 Change in CSFT (µm) n=7 n=7 n=7 n=7 n=7 n=7 n=7 n=7 n=7 n=5 n=4 Individual Subject Data Mean Data

OTX - TKI PHASE 1 SD - OCT EVALUATION 9 COHORT 3A 600 µg - Subject 1 (OS): Treatment Naïve COHORT 2 400 µg - Subject 2 (OD): History of Aflibercept Q4 Weeks for 16 months BASELINE MONTH 2 MONTH 3 MONTH 4.5 CSFT: 513 μ m CSFT: 354 μ m CSFT: 236 μ m BCVA 0.58 (20/76) 0.22 (20/33) 0.24 (20/40) 0.1 (20/25) Received anti - VEGF injection Preliminary biological signal of clinically - meaningful decrease in retinal fluid: Some subjects showed a decrease in intraretinal and/or subretinal fluid by 2 months BCVA - 0.04 (20/18) - 0.06 (20/17) 0.30 (20/40) - 0.08 (20/17) - 0.08 (20/17) - 0.06 (20/17) 0.02 (20/21) BASELINE MONTH 2 MONTH 4.5 MONTH 7.5 *NOTE: Interim review, unmonitored data; Data cut on October 23rd, 2020 MONTH 6 MONTH 9 CSFT: 484 μ m CSFT: 236 μ m CSFT: 232 μ m CSFT: 2367 μ m MONTH 11 CSFT: 275 μ m CSFT: 473 μ m CSFT: 368 μ m CSFT: 224 μ m CSFT: 234 μ m CSFT: 295 μ m CSFT: 272 μ m

10 Adverse Events Number of subjects with: Cohort 1 200 μ g n=6 Cohort 2 400 μ g n=7 Total n=13 Adverse Events (AEs) 14 17 31 Ocular AEs 12 12 24 Serious Ocular AEs 0 0 0 By severity Mild Moderate Severe 12 2 0 14 3 0 26 5 0 Treatment - related Ocular AEs 1 2 3 * Only 5 of 7 subjects reached 9 months in the study NOTE: Interim review, unmonitored data; Data cut on October 23 rd , 2020, (Cohorts 1 & 2 only) Plasma concentrations of axitinib were below the limit of quantification of assay (BLQ) <0.1 ng/ml at all sampled timepoints in all subjects in Cohorts 1 & 2 Percentage of Subjects Without Needing Rescue Medications Cohorts At 3 months % (n/N) At 6 months % (n/N) At 7.5 months % (n/N) At 9 months % (n/N) Cohort 1 (200 µg) 66.7 (4/6) 50 (3/6) 50 (3/6) 50 (3/6) Cohort 2 (400 µg) 71.4 (5/7) 57.1 (4/7) 42.9 (3/7) 20 (1/5)* • No subjects had IOP elevation • No subjects needed ocular steroids PHARMACOKINETICS COHORTS 1 - 2: SAFETY OVERVIEW

OTX-TKI CONCLUSIONS TO DATE

- ❑ **OTX-TKI was generally well tolerated**
  To date, observed to have a generally favorable safety profile in both fully enrolled cohorts
- ❑ **Preliminary biological signal of clinically-meaningful decrease in retinal fluid**
  Some cohort 2 subjects showed a decrease in intraretinal and/or subretinal fluid by 2 months
- ❑ **Therapy durability suggests extended duration of action**
  In cohort 2 (400 ug), one subject has demonstrated durability of therapy for up to 11 months. Patients are still being followed in cohort 2.
- ❑ **Consistent bio-resorption observed**
  Implant biodegraded in all subjects in cohort 1 by 9-10.5 months
- ❑ **Implant location observation suggests limited movement**
  Implant has been able to be adequately monitored

Study is ongoing

Continued long-term evaluation of both cohorts

- Need to establish durability of treatment
- Identify Maximum Tolerated Dose (MTD)
- Understand utility of OTX-TKI with anti-VEGF injection

Plan to initiate US Phase 1 Trial mid-2021

11
Ocular Therapeutix™

REGENERON PARTNERSHIP OTX - AFS (AFLIBERCEPT SUPRACHOROIDAL INJECTION)* 12 AMENDED AGREEMENT TO DEVELOP A NOVEL, SUSTAINED - RELEASE FORMULATION OF EYLEA ® (AFLIBERCEPT) ▪ Evaluating opportunity to incorporate aflibercept with our sustained release hydrogel for injection in the suprachoroidal space • Goal is to overcome limitations of intravitreal injections and extend aflibercept’s duration of activity, thereby decreasing dosing frequency ▪ Deal parameters • Regeneron subsidizes Ocular’s formulation efforts • Regeneron to fund personnel and material costs associated with pre - clinical development • Regeneron to fund up to $305 million in milestone payments with royalties in high single digits to low - to - mid - teens as a % of net sales • Includes only large molecule anti - VEGFs 1. 2019 Regeneron annual report *Formerly known as OTX - IVT ▪ EYLEA is a vascular endothelial growth factor (VEGF) trap approved for the treatment of wet age - related macular degeneration (wet AMD) and other serious retinal diseases • EYLEA is the global market leader with $7.5 billion in revenue in 2019 1

TOTAL GLOBAL MARKETS

DEVELOPING PRODUCTS WITH THE POTENTIAL TO BECOME A STANDARD OF CARE FOR SELECT INDICATIONS IN SEVERAL OF THE LARGEST SEGMENTS IN OPHTHALMOLOGY



$13B[1]
RETINAL DISEASES
OTX-TKI
axitinib intravitreal implant
OTX-AFS*
aflibercept suprachoroidal injection
DURABILITY
$4.8B[2]
GLAUCOMA
OTX-TIC
travoprost intracameral implant
COMPLIANCE
$5.1B[3]
DRY EYE DISEASE
OCULAR SURFACE DISEASES†
OTX-CSI
cyclosporine intracanalicular insert
OTX-DED
dexamethasone insert for episodic dry eye disease
Dextenza
allergic conjunctivitis
EFFICACY
$1B[4]
SURGICAL
Dextenza
post-surgical inflammation & pain
HANDS-FREE
KEY UNMET NEED

These data reflect the total global market for the respective indications. Our market opportunity for such indications reflects a portion of this market.

* In collaboration with REGENERON; †Data shown here is only representative of Dry Eye and not other Ocular Surface Diseases

1. 2019 Retina Pharma Market Scope Report 2. 2019 Glaucoma Pharma Market Scope Report 3. 2019 Dry Eye Market Scope Report 4. Estimated using historical costs of topical eyedrops (not DEXTENZA) and the total addressable market based on the total US ocular surgical steroid market value 2019

Ocular Therapeutix™

13

OTX-TIC (TRAVOPROST INTRACAMERAL IMPLANT)

ADDRESSES THE ISSUE OF PATIENT NON-COMPLIANCE WITH EYE DROPS

ISSUES WITH EXISTING TREATMENTS

- High rates of non-adherence to glaucoma therapies
- Poor adherence has been shown to be associated with disease progression and blindness[1,2]
- Ocular hyperemia
- Life-long daily burden of patient administration

KEY PRODUCT ATTRIBUTES

- Travoprost loaded microparticles embedded in hydrogel
- Administered with 27G or 26G needle
- Resides in the iridocorneal angle
- Fully biodegradable
- Preservative-free



1. Rossi GC, et al. Do adherence rates and glaucomatous visual field progression correlate? Eur J Ophthalmol. 2011; 21:410–4. 2. Sleath B, et al. The relationship between glaucoma medication adherence, eye drop technique, and visual field defect severity. Ophthalmology. 2011; 118:2398–402.

14

Ocular Therapeutix™

OTX - TIC FOR THE TREATMENT OF GLAUCOMA 15 Phase 1 Study Design • Open - label, proof - of - concept study • US study, 20 subjects at 5 sites • 5 subjects per cohort, 4 cohorts • One eye per patient will be treated • Key Inclusion criteria: ▪ Controlled ocular HTN or POAG ▪ Open, normal anterior chamber angles on gonioscopy Objectives • Safety, tolerability, and biological activity • Diurnal IOP at Baseline, 2 weeks, 6 weeks, 12 weeks, Month 4, and Month 6 (8 AM, 10 AM, 4 PM) Active Comparator: • Non - study eye receives topical travoprost daily V 3 V 11 Up to 4 weeks prior to Baseline Day 1 EVALUATION VISITS FOLLOW UP Month 7*, 8*, and 9* Medication Washout Up to 3 months Follow Up OTX - TIC (20 estimated subjects) Screening Off Treatment Baseline Day 0 V1 V2 Day 3 V4 V12, V13, V14 Day 14 8AM 10AM 4PM V5 Day 42 8AM 10AM 4PM V7 Day 28 V6 Day 85 8AM 10AM 4PM V8 Month 6 8AM 10AM 4PM Month 4 8AM 10AM 4PM V9 Month 5 V10 V4.1 • Monthly visits until IOP is within 10% of baseline or until clinically stable PHASE 1 TRIAL NOW FULLY ENROLLED

IOP DECREASE UP TO 7 - 10 MMHG RECORDED IN COHORTS 1 (UP TO 18 MONTHS) & 2 (UP TO 9 MONTHS) 16 DECREASED IOP AS EARLY AS TWO DAYS AFTER OTX - TIC IMPLANTATION NB: Interim look; Unmonitored data *If the study eye was given other IOP lowering medication, the IOP value was removed from the analysis. Data as of April 2020. - 2.6 - 8.5 - 8.8 - 7.4 - 6.0 - 4.1 - 7.0 - 6.8 - 6.7 - 6.1 - 5.3 - 3.1 - 5.9 - 1.9 - 11.6 - 7.3 - 6.1 - 3.6 - 4.4 - 5.6 - 6.5 - 5.9 - 6.0 - 7.8 - 8.6 - 5.9 -14 -13 -12 -11 -10 -9 -8 -7 -6 -5 -4 -3 -2 -1 0 Day 1 Day 3 Day 7 Day 14 Day 28 Day 42 Day 85 Mo 4 Mo 5 Mo 6 Mo 7 Mo 8 Mo 9 Mean IOP Change from Baseline (mmHg) n=4 n=4 n=4 n=4 n=4 n=4 n=4 n=4 n=4 n=4 n=4 n=2 n=2 Cohort 1: 15 μ g Cohort 2: 26 μ g

Clinically - meaningful decrease in IOP Mean IOP values were decreased in patients receiving both OTX - TIC and topical travoprost as early as two days following administration, and mean IOP values remained decreased from baseline values Extended duration of therapy Many subjects exhibited duration of IOP lowering effect of 6 months or longer Consistently bioresorbable In most subjects by 5 - 7 months Implant location and limited movement Implant was not observed to move at slit lamp and was visible at all exams in all patients; in one subject, there was slight rotation noted at the Day 14 visit as compared to the Day 7 visit Corneal health Endothelial cell counts and pachymetry assessments indicate no clinically meaningful changes from baseline Month 4 Month 6 Month 7 Day 28 VISUALIZATION OF IMPLANT OTX - TIC PHASE 1 INTERIM FINDINGS 17 Plan to initiate Phase 2 clinical trial in mid - 2021

TOTAL GLOBAL MARKETS

DEVELOPING PRODUCTS WITH THE POTENTIAL TO BECOME A STANDARD OF CARE FOR SELECT INDICATIONS IN SEVERAL OF THE LARGEST SEGMENTS IN OPHTHALMOLOGY

$13B[1] — RETINAL DISEASES — DURABILITY

- **OTX-TKI** axitinib intravitreal implant
- **OTX-AFS*** aflibercept suprachoroidal injection

$4.8B[2] — GLAUCOMA — COMPLIANCE

- **OTX-TIC** travoprost intracameral implant

$5.1B[3] — OCULAR SURFACE DISEASES† — EFFICACY

- **OTX-CSI** cyclosporine intracanalicular insert
- **OTX-DED** dexamethasone insert for episodic dry eye disease
- **Dextenza®** (dexamethasone ophthalmic insert) 0.4 mg for intracanalicular use — allergic conjunctivitis

$1B[4] — SURGICAL — HANDS-FREE

- **Dextenza®** post-surgical inflammation & pain

KEY UNMET NEED

These data reflect the total global market for the respective indications. Our market opportunity for such indications reflects a portion of this market.

* In collaboration with REGENERON; †Data shown here is only representative of Dry Eye and not other Ocular Surface Diseases

1. 2019 Retina Pharma Market Scope Report 2. 2019 Glaucoma Pharma Market Scope Report 3. 2019 Dry Eye Market Scope Report 4. Estimated using historical costs of topical eyedrops (not DEXTENZA) and the total addressable market based on the total US ocular surgical steroid market value 2019

Ocular Therapeutix™

18

INTRACANALICULAR INSERTS 19 AN INNOVATION IN DRUG DELIVERY TO THE OCULAR SURFACE

OTX - CSI (CYCLOSPORINE INTRACANALICULAR INSERT) ISSUES WITH EXISTING TREATMENTS • Slow onset of action for therapy • High level of burning, stinging and irritation upon administration • Burden of patient administration KEY PRODUCT ATTRIBUTES • Cyclosporine loaded in hydrogel • Preservative - free • Designed to deliver effective therapy up to 12 weeks with a single insert • Occludes the punctum • Fully biodegradable insert SUSTAINED RELEASE THERAPY FOR DRY EYE DISEASE OTX - CSI INITIATED PHASE 2 TRIAL IN Q3 2020 20

PHASE 1 STUDY OBJECTIVE AND DESIGN

OBJECTIVE: EVALUATING THE SAFETY, TOLERABILITY, AND EFFICACY OF OTX-CSI FOR THE TREATMENT OF SUBJECTS WITH DRY EYE DISEASE

Design

- Phase 1, Prospective, Open-label study
- Key Inclusion criteria:
  - DED diagnosis in both eyes for ≥6 months
  - VAS eye dryness severity score ≥30

Endpoints

- Schirmer Test (without anesthesia) at Week 12
- Eye Dryness Score (visual analogue scale [VAS])
- Total Corneal Fluorescein Staining (tCFS) using NEI scale
- Presence of OTX-CSI or HV insert at all post-baseline visits
- Adverse Events (Ocular and Non-ocular)



14 Day Wash-Out Period
OTX-CSI (5 Subjects)
30 Day Follow Up
V1
V 2
V 3
V 4
V 5
V 6
V 7
V 8
V9
Day 14
Day 1 Insertion Day
Week 2
Week 4
Week 6
Week 9
Week 12
Week 16
Post Week 16
FOLLOW-UP VISITS
Screening
Insertion
Exit Visit
If needed*

*Subject remains in study until insert is no longer visible and no evidence of biological activity

Study to Evaluate the Safety, Tolerability, and Efficacy of OTX-CSI in Subjects With Dry Eye Disease. ClinicalTrials.gov. https://clinicaltrials.gov/ct2/show/NCT04362670. Accessed October 16, 2020.

21

Ocular Therapeutix™

OTX - CSI PHASE 1 TRIAL RESULTS 22 SUBJECTS REPORTED IMPROVEMENT IN DRYNESS SEVERITY ON A SCALE OF 0 - 100 (VERY MILD TO VERY SEVERE) OVER 16 WEEKS N=5 subjects; Scale of 0 - 100 How severe are symptoms of dryness and/or irritation? Range: “very mild” to “very severe” IMPROVED TOTAL CORNEAL FLUORESCEIN STAINING VALUES WEEK 4 TO 16 COMPARED TO BASELINE N=10 eyes; FA Staining Scale 0 - 15, 5 quadrants per eye Individual Eye Data (N=10 eyes) Mean Data SUBJECTS SHOWED AN IMPROVEMENT IN MEAN SCHIRMER’S TEST SCORES FROM WEEK 0 TO WEEK 16 Schirmer’s: ≥10mm in 5 minutes

OTX - CSI SHOWS PROMISE AS A POTENTIAL SUSTAINED RELEASE THERAPY FOR DRY EYE DISEASE 23 PHASE 1 TRIAL CONCLUSIONS: • All subjects showed improvement as measured by Schirmer’s test and decreased signs and symptoms of dry eye disease x 20% of subjects (1/5) showed ≥10mm increase in Schirmer’s score at Week 12 from baseline (Week 0) x Improvements in signs (corneal fluorescein staining) and symptoms (VAS dry eye severity and frequency) from baseline were observed • OTX - CSI showed early onset of action and prolonged durability x Onset of action as early as 2 weeks for signs and symptoms of DED x Duration of activity continued until the 16 - week, end - of - study visit for signs and symptoms of DED • OTX - CSI was generally observed to have a favorable safety profile and be well tolerated in Cohort 1 x No AEs of stinging, burning, irritation, tearing, or blurred vision were reported over the 16 - week period

PHASE 2 STUDY OBJECTIVE AND DESIGN

OBJECTIVE: EVALUATING THE SAFETY, TOLERABILITY, AND EFFICACY OF OTX-CSI FOR THE TREATMENT OF SUBJECTS WITH DRY EYE DISEASE

Design

- Prospective, Randomized, Double-Masked, Vehicle-controlled study
- Key Inclusion criteria:
  - DED diagnosis in both eyes for ≥6 months
  - VAS eye dryness severity score ≥30

Endpoints

- Schirmer Test (without anesthesia) at Week 12
- Eye Dryness Score (visual analogue scale [VAS])
- Total Corneal Fluorescein Staining (tCFS) using NEI scale
- Presence of OTX-CSI or HV insert at all post-baseline visits
- Adverse Events (Ocular and Non-ocular)



OTX-CSI (formulation 1; 0.36 mg)
(40 Subjects)
OTX-CSI (formulation 2; 0.36 mg)
(40 Subjects)
Hydrogel Vehicle
(40 Subjects)
Hydrogel Vehicle-2
(20 Subjects)
14 Day Wash-Out Period
30 Day Follow Up
V1
V2
V3
V4
V5
V6
V7
V8
V9
Day 14
Day 1 Insertion Day
Week 2
Week 4
Week 6
Week 9
Week 12
Week 16
Post Week 16
FOLLOW-UP VISITS
Screening
Insertion / Randomization
Exit Visit
If needed*

*Subject remains in study until insert is no longer visible and no evidence of biological activity

Study to Evaluate the Safety, Tolerability, and Efficacy of OTX-CSI in Subjects With Dry Eye Disease. ClinicalTrials.gov. https://clinicaltrials.gov/ct2/show/NCT04362670. Accessed October 16, 2020.

24

Ocular Therapeutix™

OTX - DED (DEXAMETHASONE INTRACANALICULAR INSERT) 25 ISSUES WITH EXISTING TREATMENTS • Approved therapies for DED are known for slow onset of action and burning/stinging upon application • Topical steroids (which are not FDA - approved for DED) can be abused and contain preservatives causing ocular toxicity OFF - LABEL STEROIDS ARE CURRENTLY USED TO TREAT EPISODIC DRY EYE Plan to initiate Phase 2 clinical trial in Q1 2021 KEY PRODUCT ATTRIBUTES • Dexamethasone loaded in hydrogel • Preservative - free • Occludes the canaliculus providing more rapid onset of action • Fully biodegradable insert • Leverages strong safety profile of DEXTENZA® Rendering showing OTX - DED is shorter in length than DEXTENZA

DEXTENZA FOR THE TREATMENT OF ALLERGIC CONJUNCTIVITIS 26 AN IN - OFFICE INDICATION FOR DEXTENZA ISSUES WITH EXISTING TREATMENTS • Corticosteroids are effective in treating both signs and symptoms of acute and chronic allergy • Corticosteroids are not often prescribed due to the ability to abuse and/or overuse the treatment • Treatment requires frequent administration of eyedrops, and hands touching the face several times per day KEY PRODUCT ATTRIBUTES • A non - abusable formulation • Preservative - free • Leverages strong safety profile for DEXTENZA in the treatment inflammation and pain following ophthalmic surgery sNDA filed in December 2020 for the treatment of ocular itching associated with allergic conjunctivitis

RESULTS: PRIMARY EFFICACY ENDPOINT MEAN OCULAR ITCHING SCORES ACROSS ALL STUDIES McLaurin E, et al. Evaluating the Safety and Efficacy of DEXTENZA, a Dexamethasone Insert (0.4 mg) for the Treatment of Ocula r I tching. Presented at the American Society of Cataract and Refractive Surgery Annual Meeting; San Diego, CA, May 3 - 7, 2019. *Statistically Significant; P ≤0.0025; Population: ITT + LOCF (Phase 2) & ITT + MCMC (subject level imputation, Phase 3) 27 1.81 * 1.73 * 1.66 * 1.71 * 1.9 0* 1.78 * 2.06 2.07 2.06 1.82 * 1.73 * 1.74 * 2.57 2.7 0 2.53 2.62 2.77 2.78 2.31 2.36 2.31 2.67 2.71 2.69 0 0.5 1 1.5 2 2.5 3 3.5 4 3 min 5 min 7 min 3 min 5 min 7 min 3 min 5 min 7 min 3 min 5 min 7 min Mean Ocular Itching Scores (0 - 4 Scale) DEXTENZA Vehicle n=28 n=31 n=28 n=31 n=28 n=31 n=35 n=38 n=35 n=38 n=35 n=38 n=39 n=33 n=39 n=33 n=39 n=33 n=48 n=48 n=48 n=48 n=48 n=48 PHASE 2, DAY 15 PHASE 3A, DAY 8 PHASE 3B, DAY 8 PHASE 3C, DAY 8

GLOBAL MARKET VALUES

DEVELOPING PRODUCTS WITH THE POTENTIAL TO BECOME A STANDARD OF CARE FOR SELECT INDICATIONS IN SEVERAL OF THE LARGEST SEGMENTS IN OPHTHALMOLOGY



$13B[1]
RETINAL DISEASES
OTX-TKI
axitinib intravitreal implant
OTX-AFS*
aflibercept suprachoroidal injection
DURABILITY
$4.8B[2]
GLAUCOMA
OTX-TIC
travoprost intracameral implant
COMPLIANCE
$5.1B[3]
DRY EYE DISEASE
OCULAR SURFACE DISEASES†
OTX-CSI
cyclosporine intracanalicular insert
OTX-DED
dexamethasone insert for episodic dry eye disease
Dextenza
allergic conjunctivitis
EFFICACY
$1B[4]
SURGICAL
Dextenza
post-surgical inflammation & pain
HANDS-FREE
KEY UNMET NEED

These data reflect the total global market for the respective indications. Our market opportunity for such indications reflects a portion of this market.

* In collaboration with REGENERON; †Data shown here is only representative of Dry Eye and not other Ocular Surface Diseases

1. 2019 Retina Pharma Market Scope Report 2. 2019 Glaucoma Pharma Market Scope Report 3. 2019 Dry Eye Market Scope Report 4. Estimated using historical costs of topical eyedrops (not DEXTENZA) and the total addressable market based on the total US ocular surgical steroid market value 2019

Ocular Therapeutix™

28

THE UNMET NEED IN TREATMENT OF PAIN AND INFLAMMATION FOLLOWING SURGERY

EYE DROPS HAVE POOR CORNEAL RESIDENCE TIME[3,4]



LESS THAN
5%
OF DROPS REACH OCULAR TISSUE

STEROID DROPS ARE THE MOST COMPLEX POST-OP CATARACT TREATMENT REGIMEN

Common clinical approach: 4 weeks with taper[1]


SUN
MON
TUES
WED
THURS
FRI
SAT
TAPER
Week 1
~ 28 drops
Week 2
~ 21 drops
Week 3
~ 14 drops
Week 4
~ 7 drops
~70 DROPS[2]

Ocular rebound inflammation may develop secondary to rapid tapering or abrupt discontinuation of steroids[3]

1. Kessel L et al. *Ophthalmology*. 2014;121(10):1915-24. 2. Data on file 00663. Ocular Therapeutix Inc. 3. Renfro L, Snow JS. *Dermatol Clin*. 1992;10(3):505-512 3. Kushwaha SK et al. *Int J Pharm Investig*. 2012;2(2):54-60. 4. Gaudana,R, et al. AAPS Journal. 2010;12 (3):348-360.

Ocular Therapeutix™

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DEXTENZA ® (DEXAMETHASONE OPHTHALMIC INSERT) 30 A HANDS - FREE ALTERNATIVE TO EYE DROPS FDA approved for the treatment of ocular inflammation and pain following ophthalmic surgery REIMBURSEMENT AND CODING Product Code : J1096 Procedure Code : 0356T • Medicare Administrative Contractor coverage provides physician reimbursement for procedure of ~$100 • AMA granted permanent Category 1 CPT code effective Jan 2022 (applies to DEXTENZA and all future products in canaliculus) Provides a tapered delivery of preservative - free steroid onto the ocular surface for 30 days 1. DEXTENZA [package insert]. Bedford, MA: Ocular Therapeutix Inc; 2019. 2. Data on file 00663. Ocular Therapeutix Inc. 71 209 325 746 884 962 1216 1634 1312 64 790 2294 2221 2920 4812 4198 4327 0 1000 2000 3000 4000 5000 JUL AUG SEP OCT NOV DEC JAN FEB MAR APR MAY JUN JUL AUG SEP OCT NOV DEC Billable inserts sold by distributors to ASCs/HOPDs in - market since launch J - CODE COVID - 19 2020 growth indicates strong momentum into 2021 Est. 5952 2020 2019

2020 MILESTONES AND NEAR - TERM ACHIEVEMENTS 31 OTX - TKI (wet AMD) • Provided Phase 1 clinical update at AAO (Nov 2020) • FDA acceptance of eIND OTX - CSI (dry eye) – Initiated Phase 2 Clinical Trial (Sept 2020) OTX - DED (episodic dye eye) – Submitted Phase 2 enabling IND OTX - TIC (glaucoma) – Completed P1 enrollment of all 4 cohorts DEXTENZA® (allergic conjunctivitis) – Filed sNDA in Q4 2020 DEXTENZA® (inflammation and pain) – Goal of more than 5,000 billable inserts per month by year - end (Est. 5,952 inserts in December 2020)

ANTICIPATED 2021 - 2022 MILESTONES 32 OTX - TKI (wet AMD) – Plan to initiate US Phase 1 clinical trial and ex - US Phase 2 clinical trial mid - 2021 OTX - CSI (dry eye) – Expect topline data from Phase 2 trial 1H 2022 OTX - DED (episodic dye eye) – Plan to initiate Phase 2 clinical trial in Q1 2021 OTX - TIC (glaucoma) – Plan to initiate Phase 2 clinical trial in mid - 2021 DEXTENZA® (inflammation and pain) – Expect to continue strong growth of in - market sales DEXTENZA® (allergic conjunctivitis) – Expected PDUFA date October 2021

TRANSFORMING DRUG DELIVERY LEVERAGING A NOVEL TECHNOLOGY PLATFORM THANK YOU (NASDAQ: OCUL)